UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

______________________________________________________________________________________________________________

Virtus Asset Trust

Registration Nos. 811-07705 and 333-08045

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

______________________________________________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

November 2022

URGENT

Re: Your investment in VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND

Dear Shareholder,

Broadridge Financial Solutions has been engaged by the Virtus Funds to contact you regarding an important matter pertaining to your investment in Virtus Silvant Large-Cap Growth Stock Fund.

Our previous attempts to contact you have been unsuccessful.  Please contact us at 1-844-557-9029. We are available seven days a week, Monday through Friday 9:00am to 10:00pm Eastern Time; Saturday and Sunday 10:00am to 6:00pm Eastern Time.

This matter is very important and will take only a moment of your time.

Thank you in advance for your assistance with this matter.

Sincerely,

Michael Collins

Vice President and General Manager